UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2013

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of	(Commission file No.)	(IRS Employer
incorporation)		I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code     516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 3, 2013, we filed a Current Report on Form 8-K (the “Current Report”) disclosing that we entered into a joint venture and the purchase by the venture of a:

●	240 unit multi-family property in Houston, TX (“Stonecrossing of Westchase”) for a purchase price of $16.8 million, of which $13.2 million was financed with mortgage debt; and
●
300 unit multi-family property in Pooler, GA (“Courtney Station Apartments” and together with Stonecrossing of Westchase, the “Properties”) for a purchase price of $35.3 million, of which $26.4 million was financed with mortgage debt.

We are filing this amendment to the Current Report to include under (i) Item 9.01(a), the audited statements of revenues and certain expenses of the Properties for the year ended December 31, 2012 and (ii) Item 9.01(b), our unaudited pro forma financial statements reflecting the acquisition of the Properties.

Item 9.01	Financial Statements and Exhibits.

			Page
(a)(i)	Financial Statements of Businesses Acquired-Stonecrossing of Westchase

	(A)	Independent Auditors’ Report	1
	(B)	Statement of Revenues and Certain Expenses for the year ended December 31, 2012	2
	(C)	Notes to Statement of Revenues and Certain Expenses	3

(ii)	Financial Statements of Businesses Acquired-Courtney Station Apartments

	(A)	Independent Auditors’ Report	4
	(B)	Statement of Revenues and Certain Expenses for the year ended December 31, 2012	5
	(C)	Notes to Statement of Revenues and Certain Expenses	6

(b)	Unaudited Pro Forma Consolidated Financial Statements.

	(A)	Pro Forma Consolidated Balance Sheet as of March 31, 2013	9
	(B)	Pro Forma Consolidated Statements of Income:
		For the year ended September 30, 2012	10
		For the six months ended March 31, 2013	11
	(C)	Notes to Pro Forma Consolidated Financial Statements	12

(d)	Exhibits

Exhibit No.	Title of Exhibit

23.1	Consent of BDO USA, LLP dated June 24, 2013

Independent Auditor’s Report

Board of Trustees and Shareholders
BRT Realty Trust and Subsidiaries
Great Neck, New York

We have audited the accompanying statement of revenues and certain expenses of the property located at 3030 Elmside Drive, Houston, TX (“Stonecrossing of Westchase”) for the year ended December 31, 2012.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Stonecrossing of Westchase’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above present fairly, in all material respects, the statement of revenues and certain expenses of Stonecrossing of Westchase for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Form 8-K/A of BRT Realty Trust as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of Stonecrossing of Westchase’s revenue and expenses.

/s/ BDO USA, LLP

New York, New York
June 24, 2013

Stonecrossing of Westchase
Statement of Revenues and Certain Expenses

Year Ended December 31, 2012
Revenues:
Rental and other income	$2,275,000

Certain Expenses:
Real estate taxes	265,000
Insurance	106,000
Management fees	68,000
Utilities	84,000
Payroll	254,000
Repairs and maintenance	132,000
Other real estate operating expenses	102,000
Total certain expenses	1,011,000

Revenues in excess of certain expenses	$1,264,000

See Independent Auditors’ report and accompanying notes.

Stonecrossing of Westchase
Notes to Statement of Revenues and Certain Expenses

1.  Organization

The property located at 3030 Elmside Drive, Houston, TX (“Stonecrossing of Westchase”) is a 240 unit multi-family garden apartment complex.

BRT Realty Trust and subsidiaries (collectively, the “Trust”) is a real estate investment trust. The Trust originates and holds for investment senior mortgage loans secured by commercial and multi-family properties, participates as an equity investor in joint ventures which own and operate multi-family properties, and owns and operates other real estate assets.

On or about April 19, 2013, a consolidated joint venture comprised of TRB Houston Galleria LLC, the Trust’s wholly owned subsidiary, and an unaffiliated joint venture partner acquired Stonecrossing of Westchase for a purchase price of $16.8 million, including $13.2 million of mortgage debt.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statement of revenues and certain expenses of Stonecrossing of Westchase has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K.  Accordingly, the statement of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future property operations.

Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when due from tenants.  Leases are generally for a one-year term and have no renewal options.

Income Taxes

Stonecrossing of Westchase was organized as a limited liability company and is not directly subject to federal income tax. The limited liability company may be subject to a gross receipts tax.

Independent Auditor’s Report

Board of Trustees and Shareholders
BRT Realty Trust and Subsidiaries
Great Neck, New York

We have audited the accompanying statement of revenues and certain expenses of the property located at 285 Park Avenue, Pooler, GA (“Courtney Station Apartments”) for the year ended December 31, 2012.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Courtney Station Apartments’ preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above present fairly, in all material respects, the statement of revenues and certain expenses of Courtney Station Apartments for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Form 8-K/A of BRT Realty Trust as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of Courtney Station Apartments’ revenue and expenses.

/s/ BDO USA, LLP

New York, New York
June 24, 2013

Courtney Station Apartments
Statement of Revenues and Certain Expenses

Year Ended December 31, 2012
Revenues:
Rental and other income	$3,339,000

Certain Expenses:
Real estate taxes	297,000
Insurance	110,000
Management fees	130,000
Utilities	50,000
Payroll	327,000
Repairs and maintenance	185,000
Other real estate operating expenses	90,000
Total certain expenses	1,189,000

Revenues in excess of certain expenses	$2,150,000

See Independent Auditors’ report and accompanying notes.

Courtney Station Apartments
Notes to Statement of Revenues and Certain Expenses

1.  Organization

The property located at 285 Park Avenue, Pooler, GA (“Courtney Station Apartments”) is a 300 unit multi-family garden apartment complex.

BRT Realty Trust and subsidiaries (collectively, the “Trust”) is a real estate investment trust. The Trust originates and holds for investment senior mortgage loans secured by commercial and multi-family properties, participates as an equity investor in joint ventures which own and operate multi-family properties, and owns and operates other real estate assets.

On or about April 29, 2013, a consolidated joint venture comprised of TRB Courtney Station LLC, the Trust’s wholly owned subsidiary, and an unaffiliated joint venture partner acquired Courtney Station Apartments for a purchase price of $35.3 million, including $26.4 million of mortgage debt.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statement of revenues and certain expenses of Courtney Station Apartments has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K.  Accordingly, the statement of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when due from tenants.  Leases are generally for a one year term and have no renewal options.

Income Taxes

Courtney Station Apartments was organized as a limited liability company and is not directly subject to federal or state income taxes.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

The following unaudited pro forma consolidated balance sheet of the Trust as of March 31, 2013, has been prepared as if the acquisitions of Stonecrossing of Westchase and Courtney Station Apartments had been completed on March 31, 2013.  The unaudited pro forma consolidated statement of income for the year ended September 30, 2012 is presented as if the acquisitions had been completed on October 1, 2011. The unaudited pro forma consolidated statement of income for the six months ended March 31, 2013 is presented as if the acquisition had been completed on October 1, 2012.

The unaudited pro forma consolidated statement of income for the six months ended March 31, 2013 has been adjusted to reflect the income and certain expense items of Grove At Trinity Pointe, Avondale Station Apartments and Spring Valley Apartments (as defined) (collectively the “Previously Reported Acquisitions”) from the date of acquisition through March 31, 2013.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Trust’s 2012 Annual Report on Form 10-K for the year ended September 30, 2012.

The unaudited pro forma consolidated financial statements are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2011 and October 1, 2012, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

Set forth below is a summary of the transactions reflected in these pro forma unaudited consolidated financial statements.

On or about  November 15, 2012, a consolidated joint venture comprised of TRB Grove at Trinity LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Grove at Trinity Pointe, a 464 unit multi-family garden apartment complex located in Cordova, Tennessee (“Grove at Trinity Pointe”).  The contract purchase price was $25.5 million and included $19.25 million of mortgage debt.

On or about November 19, 2012, a consolidated joint venture comprised of TRB Avondale LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Avondale Station Apartments, a 212 unit multi-family garden apartment complex located in Decatur, Georgia (“Avondale Station Apartments”).  The contract purchase price was $10.45 million and included $8.0 million of mortgage debt.

On or about January 11, 2013, a consolidated joint venture comprised of TRB Spring Valley LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Spring Valley Club Apartments, a 160 unit multi-family garden apartment complex located in Panama City, Florida. The contract purchase price was $7.2 million and included $5.6 million of mortgage debt.

On or about April 19, 2013, a consolidated joint venture comprised of TRB Houston Galleria LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Stonecrossing of Westchase, a 240 unit, multi-family garden apartment complex located in Houston, Texas.  The contract purchase price was $16.8 million and included $13.2 million of mortgage debt.

On or about April 29, 2013, a consolidated joint venture comprised of TRB Courtney Station LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Courtney Station Apartments, a 300 unit,  multi-family garden apartment complex located in Pooler, Georgia.  The contract purchase price was $35.3 million and included $26.4 million of mortgage debt.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET
As of March 31, 2013
(Amounts in thousands, except per share data)

	The Trust Historical	Purchase of Stonecrossing Of Westchase	Purchase of Courtney Station Apartments	The Trust Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation and amortization of $4,787	$269,014	$16,763	$35,250	$321,027

Real estate loans, all earning interest	91,476	-	-	91,476
Deferred fee income	(1,051)	-	-	(1,051)
Real estate loans, net	90,425	-	-	90,425

Cash and cash equivalents	16,634	(3,523)	(7,796)	5,315
Restricted cash – construction holdbacks	40,587	-	-	40,587
Available-for-sale securities at market	325	-	-	325
Deferred costs, net	12,207	188	359	12,754
Prepaid expenses	4,464	169	192	4,825
Other assets	6,569	627	516	7,712
Total Assets	$440,225	$14,224	$28,521	$482,970

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable	$220,755	$13,200	$26,400	$260,355
Junior subordinated notes	37,400	-	-	37,400
Accounts payable and accrued liabilities	3,649	79	39	3,767
Deposits payable	2,615	64	79	2,758
Deferred income	25,848	-	-	25,848
Total Liabilities	290,267	13,343	26,518	330,128

Commitments and contingencies	-	-	-	-

Equity:
BRT Realty Trust shareholders’ equity:
Preferred shares, $1 par value:
Authorized 10,000 shares, none issued	-	-	-	-
Shares of beneficial interest, $3 par value:
Authorized number of shares, unlimited, 13,535 issued	40,606	-	-	40,606
Additional paid-in capital	165,402	-	-	165,402
Accumulated other comprehensive (loss) income	(30)	-	-	(30)
Accumulated deficit	(72,879)	-	-	(72,879)
Total BRT Realty Trust shareholders’ equity	133,099	-	-	133,099
Non-controlling interests	16,859	881	2,003	19,743
Total Equity	149,958	881	2,003	152,842
Total Liabilities and Equity	$440,225	$14,224	$28,521	$482,970

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2012
 (Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions (a)		Purchase of Stonecrossing Of Westchase		Purchase of Courtney Station Apartments		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$8,675	$7,236		$2,341		$3,464		$21,716
Interest and fees on real estate loans	9,530	-		-		-		9,530
Recovery of previously provided allowances	156	-		-		-		156
Other income	1,218	-		-		-		1,218
Total revenues	19,579	7,236		2,341		3,464		32,620
Expenses:
Interest expense	4,729	1,274	(b)	540	(f)	1,092	(g)	7,635
Advisor’s fees, related party	1,104	156	(c)	60	(c)	127	(c)	1,447
Property acquisition costs	2,407	-		-		-		2,407
General and administrative—including $705 to related party	7,161	-		-		-		7,161
Operating expenses relating to real estate properties	6,042	4,026		1,150		1,336		12,554
Depreciation and amortization	2,004	1,230	(d)	447	(d)	940	(d)	4,621
Total expenses	23,447	6,686		2,197		3,495		35,825
Total revenues less total expenses	(3,868)	550		144		(31)		(3,205)
Equity in earnings of unconsolidated ventures	829	-		-		-		829
Gain on sale of available-for-sale securities	605	-		-		-		605
Gain on sale of loan	3,192	-		-		-		3,192
Income (loss) from continuing operations	758	550		144		(31)		1,421

Discontinued operations:
Gain on sale of real estate assets	792	-		-		-		792
Net income (loss)	1,550	550		144		(31)		2,213
Plus: net loss (income) attributable to non controlling interests	2,880	(141	)(e)	(41	)(e)	(19	)(e)	2,679
Net income (loss) attributable to common shareholders	$4,430	$409		$103		$(50)		$4,892

Basic and diluted per share amounts attributable to common shareholders:
Income from continuing operations	$.26	$.03		$.01		$-		$.29
Discontinued operations	.06	-		-		-		.06
Basic and diluted income per share	$.32	$.03		$.01		$-		$.35

Amounts attributable to BRT Realty Trust:
Income (loss) from continuing operations	$3,638	$409		$103		$(50)		$4,100
Discontinued operations	792	-		-		-		792
Net income (loss)	$4,430	$409		$103		$(50)		$4,892

Weighted average number of common shares outstanding:
Basic and diluted	14,035,792	14,035,792		14,035,792		14,035,792		14,035,792

See accompanying notes to the unaudited pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Six Months Ended March 31, 2013
 (Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acqusitions(a)		Purchase of Stonecrossing Of Westchase		Purchase of Courtney Station Apartments		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$12,506	$1,135		$1,171		$1,732		$16,544
Interest and fees on real estate loans	4,845	-		-		-		4,845
Recovery of previously provided allowances	422	-		-		-		422
Other income	624	-		-		-		624
Total revenues	18,397	1,135		1,171		1,732		22,435
Expenses:
Interest expense	5,607	175	(b)	270	(f)	546	(g)	6,598
Advisor’s fees, related party	817	24	(c)	30	(c)	64	(c)	935
Property acquisition costs	1,038	-		-		-		1,038
General and administrative—including $403 to related party	3,584			-		-		3,584
Operating expenses relating to real estate properties	6,563	748		575		668		8,554
Depreciation and amortization	2,905	177	(d)	224	(d)	470	(d)	3,776
Total expenses	20,514	1,124		1,099		1,748		24,485
Total revenues less total expenses	(2,117)	11		72		(16)		(2,050)
Equity in earnings of unconsolidated ventures	129	-		-		-		129
Gain on sale of available-for-sale securities	482	-		-		-		482
Net (loss) income	(1,506)	11		72		(16)		(1,439)
Plus: net loss (income) attributable to non controlling interests	1,212	(7	)(e)	(20	)(e)	(10	)(e)	1,175
Net (loss) income attributable to common shareholders	$(294)	$4		$52		$(26)		$(263)

Basic and diluted per share amounts attributable to common shareholders:
(Loss) from continuing operations	$(.02)	$-		$-		$-		$(.02)
Discontinued operations	-	-		-		-		-
Basic and diluted (loss) per share	$(.02)	$-		$-		$-		$(.02)

Amounts attributable to BRT Realty Trust:
(Loss) income from continuing operations	$(294)	$4		$52		$(26)		$(263)
Discontinued operations	-	-		-		-		-
Net (loss) income	$(294)	$4		$52		$(26)		$(263)

Weighted average number of common shares outstanding:
Basic and diluted	14,111,153	14,111,153		14,111,153		14,111,153		14,111,153

See accompanying notes to the unaudited pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The consolidated financial statements include the consolidated accounts of the Trust and its investments in limited liability companies in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”).  Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting.  Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption “Equity in earnings of unconsolidated ventures”.  Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

In January 2013, the Trust entered into a joint venture, and the joint venture acquired Spring Valley Apartments for $7.2 million, funded with cash and a mortgage loan in the amount of $5.6 million.

In November 2012, the Trust entered into a joint venture, and the joint venture acquired Grove at Trinity Pointe for $25.5 million, funded with cash and a mortgage loan in the amount of $19.25 million.

In November 2012, the Trust entered into a joint venture, and the joint venture acquired Avondale Station Apartments for $10.45 million, funded with cash and a mortgage loan in the amount of $8.0 million.

2.	Notes to the pro forma consolidated statements of income for the year ended September 30, 2012 and the six months ended March 31, 2013

a)	Refers to the operations of Grove at Trinity Pointe, Avondale Station Apartments and Spring Valley Apartments.

b)
To reflect the interest expense resulting from the mortgages securing Grove at Trinity Pointe, Avondale Station Apartments, and Spring Valley Club which expense is at   interest rates of 3.71%, 3.74%, and 4.06% respectively, and includes amortization of loan related fees.

c)
To reflect the advisory fees paid or to be paid by the Trust pursuant the Amended and Restated Advisory Agreement, as amended, with REIT Management Corp., an entity wholly owned by Fredric H. Gould, a trustee of the Trust.

d)	To reflect depreciation on the estimated useful life of 30 years of the buildings.

e)	To reflect the non-controlling interest share of loss (income) from these properties for their 20% equity interest in these joint ventures

f)
To reflect the interest expense on the mortgage securing Stonecrossing of Westchase. Interest expense is calculated using an annual interest rate of 3.95% and includes amortization of loan related fees.

g)	To reflect the interest expense on the mortgage securing Courtney Station Apartments. Interest expense is calculated using an annual interest rate of 4.00% and includes amortization of loan fees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

	By:	/s/ George Zweier
George Zweier
June 24, 2013	Vice President and
Great Neck, NY	Chief Financial Officer